Exhibit 99.4

Williams & Webster, P.S.
Certified Public Accountants & Business Consultants

November 9, 2006

Mr. Frank Simola
PowerCold Corporation
566 South Bethlehem Pike
Fort Washington, PA 19034

Dear Mr. Simola:

This is to confirm that the client-auditor relationship between PowerCold Corporation (Commission File Number CF# 33-19584) and Williams & Webster, P.S. has ceased.

Sincerely,

Williams & Webster, P.S.

Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington

cc: U.S. Securities & Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, D.C. 20549

Members of Private Companies Practice Section, SEC Practice Section, AICPA and WSCPA
Bank of America Financial Center • 601 W. Riverside, Suite 1940 • Spokane, WA 99201
Phone (509) 838-5111 • Fax (509) 838-5114 • www.williams-webster.com